UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 8, 2017

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	N/A
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Henderson Group plc

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On August 8, 2017, Janus Henderson Group plc (“JHG”) issued a press release reporting its financial results for the second quarter 2017. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Andrew Formica

On August 7, 2017, the Compensation Committee of the Board of JHG approved the modification of certain elements of the compensation of Andrew Formica, JHG’s co-Chief Executive Officer, including his (i) incentive bonus opportunities to establish an incentive target and apply a “scorecard” measurement method to determine the payout of the incentive bonus, and (ii) previously granted long term incentive awards. Below is a summary of the material changes to the key terms of Mr. Formica’s 2017 compensation.

Incentive arrangements

A new incentive structure will be adopted for the co-Chief Executive Officers, including Mr. Formica, which largely replicates that which was operated at Janus Capital Group Inc. prior to the merger with Henderson Group plc (the “Merger”), and already applies to Mr. Richard Weil. The key elements of the new incentive structure are set out in the table below:

Key elements of new incentive structure
Incentive Opportunity	Incentive opportunity ranges from 0% to 200% of target incentive
Full year incentive target of US$5.6m for 2017(1)

Key Performance Measures	• Investment Excellence (30% weighting); 3-year investment performance against benchmark
• Financial results (40% weighting); revenue growth, total net flows, and operating income growth
• Strategic Results (30% weighting); integration, client service, and operational excellence

Delivery	• Cash component — 50%(2)
• Restricted Share Units (RSUs) — 25%(2)
• Performance Share Units (PSUs) — 25%

Vesting and release	• Cash — immediate in Q1 2018, following end of performance year
• RSUs — vesting in line with JHG’s standard deferral policy
• PSUs —vest in a single tranche after 3 years

(1) It should be noted that, for 2017, the new arrangements will apply for Mr. Formica from the closing date of the Merger, which was May 30, 2017 (“Completion”), with the prior arrangements applying in the prior period.

(2) In the event that mandatory deferral requirements (for example under the AIFMD or UCITS remuneration codes) dictate, the percentage of the incentive delivered in the form of cash/restricted shares would be reduced/increased, respectively.

Legacy Henderson Long Term Incentive Plan

No further grants will be made under the legacy Henderson Long Term Incentive Plan (LTIP) in respect of the 2017-2020 plan cycle or in future years.

‘In-flight’ plans

Mr. Formica is an active participant in three separate LTIP cycles — these will be subject to the following changes:

LTIP Cycle	Amendments to plans
2014- 2017 plan cycle

•               As this cycle has only 6 months to run until the second and final tranche vests, this award will remain unchanged and will vest, subject to achievement of the relevant performance metrics, as scheduled.

2015- 2018 and 2016- 2019 plan cycles

•               The quantum and vesting/release cycles of these awards will remain unchanged. The performance metrics for these plans will be measured as at the date of Completion to determine the appropriate level of vesting in the period up to Completion.

•               For the period post-Completion to the end of the relevant performance period, the metrics will be amended to ensure they remain relevant and stretching following the Merger.

•               There will be no acceleration of vesting or release with the awards vesting at the originally scheduled vesting dates and the award will be subject to the original holding periods.

•               The current and revised measures are set out below:

	Period(s) to Completion:		Period(s) post Completion:
	TSR measured equally against FTSE 350 and ASX 100	50%	TSR against a 13 Company global asset management Peer Group (“the Peer Group”)	50%

	3 year Investment Performance (legacy Henderson funds only)	15%	3 year Investment Performance (all Janus Henderson funds)	25%

	Net Flows (as percentage of opening AUM)	15%	Growth in Net Income Before Tax (NIBT) relative to the Peer Group	25%

	Growth in Operating Margin	10%	No replacement measure

	Achievements against People Strategy	10%

2017—2020 plan cycle

As part of the 2016 year-end review process, Mr. Formica was advised of an indicative face value of award (£2,162,500) which it was proposed would be granted under LTIP 2017, but that the precise details and nature of award could not be confirmed until after the result of the Merger vote and subject to any subsequent changes in remuneration policy and/or structure. This was reported and stated in the Henderson 2016 Directors’ Remuneration Report and the Merger Circular. As of the date hereof, no awards have formally been granted under the plan.

As set out above, JHG’s remuneration arrangements will no longer include a remuneration component equivalent to the legacy Henderson LTIP. As a result, it has been decided that no awards should ultimately be granted under LTIP 2017, as this will inevitably prolong the shelf life of a legacy plan and maintain inconsistencies in remuneration arrangements between legacy Janus and Henderson Executive Directors.

In lieu of the foregoing proposed LTIP award, Mr. Formica will be granted an award of restricted stock units, vesting schedules and holding periods remain the same (and in the same proportions) as would have applied under LTIP 2017. To reflect the removal of performance conditions that would otherwise have applied to the award had it been granted under the LTIP structure, the face value of the award will be discounted by 50%.

The award will be granted under the legacy Janus LTI plan with an effective grant date of August 11, 2017 based on the 4-day average closing price of shares listed on the NYSE (from August 8-11), converted using the spot FX rate on August 11. Mr. Formica will also separately agree that the leaver treatment, malus and clawback provisions which would have applied to LTIP 2017 will be replicated in relation to this award.

It should be noted that Mr. Weil has never been a participant in the LTIP arrangements and therefore none of the above changes apply to him.

Item 7.01     Regulation FD Disclosure.

On August 8, 2017, JHG announced certain remuneration arrangements related to its co-Chief Executive Officers. The announcement is attached hereto as Exhibit 99.3 and incorporated herein by reference in its entirety.

Further, on August 8, 2017, JGH announced certain key dates for the third quarter of 2017. The announcement is attached hereto as Exhibit 99.4 and incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being furnished herewith.

Exhibit Number	Description

99.1	Janus Henderson Group plc press release reporting its financial results for the second quarter 2017.
99.2	Janus Henderson Group plc second quarter 2017 earnings presentation.
99.3	ASX Disclosure of Co-Chief Executive Officers’ Remuneration Arrangements
99.4	Key Dates Announcement for Third Quarter 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: August 8, 2017	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Janus Henderson Group plc press release reporting its financial results for the second quarter 2017.
99.2	Janus Henderson Group plc second quarter 2017 earnings presentation.
99.3	ASX Disclosure of Co-Chief Executive Officers’ Remuneration Arrangements
99.4	Key Dates Announcement for Third Quarter 2017